Initial Public Offering	12 Months Ended
Dec. 31, 2013
Initial Public Offering [Abstract]
Initial Public Offering
Initial Public Offering

On July 23, 2013, the Partnership's common units began trading on the New York Stock Exchange under the symbol "PSXP." On July 26, 2013, the Partnership completed the Offering of 18,888,750 common units to the public at a price of $23.00 per unit, which included a 2,463,750 common unit over-allotment option that was fully exercised by the underwriters.

In exchange for the assets contributed to us, Phillips 66 received:

•	16,328,362 common units and 35,217,112 subordinated units, representing an aggregate 71.7 percent limited partner interest.

•	All of the incentive distribution rights.

•	1,437,433 general partner units, representing a 2.0 percent general partner interest.

The Partnership received net proceeds of $404.4 million from the sale of the common units to the public, after deducting underwriting discounts and commissions, structuring fees and other offering costs of $30.0 million. The Partnership retained the net proceeds from the Offering for general partnership purposes, including potential future acquisitions from Phillips 66 and third parties, as well as potential future expansion capital expenditures. On March 1, 2014, the Partnership utilized $400 million of the proceeds from the Offering to partially fund the Gold Line/Medford Acquisition.